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EXHIBIT 10.1.5

                            LIMITED WAIVER REGARDING
                              STANADYNE CORPORATION
                                 August 10, 2001



Stanadyne Corporation
92 Deerfield Road
Windsor, Connecticut 06095
Attention:  Stephen S. Langin


Ladies and Gentlemen:

                  Reference is made to that certain Credit Agreement dated as of December 11, 1997, as amended as of July 31, 1998 and February 8, 1999 (said Credit Agreement, as so amended, being the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among STANADYNE CORPORATION (formerly known as STANADYNE AUTOMOTIVE CORP.), a Delaware corporation ("COMPANY"), SAC AUTOMOTIVE, INC., a Delaware corporation, the financial institutions listed therein ("LENDERS") and BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as administrative agent for Lenders (in such capacity "ADMINISTRATIVE AGENT").

                  Company has informed Administrative Agent and Lenders that Consolidated EBITDA for the consecutive four Fiscal Quarter periods ending June 30, 2001 will be less than the amount required pursuant to subsection 7.6C. At the request of Company the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby waive compliance with the provisions of subsection 7.6C of the Credit Agreement for such Fiscal Quarter; provided that Consolidated EBITDA for the consecutive four Fiscal Quarter periods ending June 30, 2001 shall equal at least $25 million and that after giving effect to such waiver no other Potential Events of Default or Events of Default shall have occurred and be continuing.

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.6C of the Credit Agreement for the Fiscal Quarter ended June 30, 2001 in the manner and to the extent described above, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) subsection 7.6C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement
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or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  In order to induce Lenders to enter into this Limited Waiver, Company, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

                  This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company, Credit Support Parties and by Lenders constituting Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Limited Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       ADMINISTRATIVE AGENT:
                                       BANK ONE, NA,
                                       Individually and as Administrative Agent



                                       By: /s/ Paul E. Flynn
                                          --------------------------------
                                           Paul E. Flynn
                                           First Vice President




                                       COMPANY:
                                       STANADYNE CORPORATION



                                       By: /s/ Stephen S. Langin
                                          --------------------------------
                                           Stephen S. Langin
                                           Vice President and
                                           Chief Financial Officer


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                                        LENDERS:
                                        ABN AMRO BANK N.V.


                                        By:  /s/ W. P. Fischer
                                            ------------------------------------
                                             W. P. Fischer
                                             Senior Vice President

                                        By:  /s/ K. Daniel Streiff
                                            ------------------------------------
                                             K. Daniel Streiff
                                             Group Vice President

                                        BANK OF SCOTLAND


                                        By:  /s/ Joseph Fratus
                                            ------------------------------------
                                             Joseph Fratus
                                             Vice President

                                        DRESDNER BANK AG
                                        NEW YORK AND GRAND CAYMAN BRANCHES


                                        By:  /s/ Gabriela Fields
                                            ------------------------------------
                                             Gabriela Fields
                                             Associate

                                        By:  /s/ Faraaz Kamran
                                            ------------------------------------
                                             Faraaz Kamran
                                             Associate

                                        FLEET NATIONAL BANK


                                        By:
                                            ------------------------------------



                                        NATIONAL CITY BANK


                                        By:  /s/ Robert C. Rowe
                                            ------------------------------------
                                             Robert C. Rowe
                                             Senior Vice President

                                        PEOPLE'S BANK



                                        By:  /s/ Dante S. Fazzina
                                            ------------------------------------
                                             Dante S. Fazzina
                                             Its, Vice President



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                                        SENIOR DEBT PORTFOLIO

                                        BY:  BOSTON MANAGEMENT AND
                                                 RESEARCH, as Investment Advisor


                                        By:
                                            ------------------------------------



                                        SUMMIT BANK


                                        By:
                                            ------------------------------------



                                        THE BANK OF NEW YORK


                                        By:  /s/ Melinda A. White
                                            ------------------------------------
                                             Melinda A. White
                                             Vice President

                                        VAN KAMPEN CLO I, LIMITED


                                        BY: VAN KAMPEN MANAGEMENT INC. as
                                                Collateral Manager

                                        By:
                                            ------------------------------------



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                 By its execution of a counterpart of this Limited Waiver, the undersigned, as Credit Support Party under those certain Guaranties and certain Collateral Documents specified in the Credit Agreement, as amended, pursuant to which Holdings and each Subsidiary Guarantor have (i) guaranteed the Obligations and (ii) created liens in favor of Administrative Agent on certain Collateral to secure the obligations of each such party under the applicable Guaranty of such party. Holdings and Subsidiary Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS". Each Credit Support Party hereby acknowledges that it has read this Limited Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of the undersigned under the Credit Support Documents shall not be impaired or affected and the Credit Support Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.



                                           CREDIT SUPPORT PARTIES:
                                           PRECISION ENGINES PRODUCTS CORP.




                                           By:      /s/ Stephen S. Langin
                                                    ---------------------
                                           Title:   Stephen S. Langin
                                                    Vice President and
                                                    Chief Financial Officer

                                           STANADYNE AUTOMOTIVE HOLDING CORP.




                                           By:      /s/ Stephen S. Langin
                                                    ---------------------
                                           Title:   Stephen S. Langin
                                                    Vice President and
                                                     Chief Financial Officer


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